[LOGO OF FIFTH
 THIRD FUNDS]     FIFTH THIRD FUNDS

                  FIFTH THIRD QUALITY          Class A Shares            (FSQGX)
                  GROWTH FUND                  Class B Shares            (FSBQX)
                  SUMMARY PROSPECTUS           Class C Shares            (FSQCX)
                                               Institutional Shares      (FQGIX)
                  Dated November 26, 2010

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BEFORE YOU INVEST, YOU MAY WANT TO REVIEW THE FUND'S PROSPECTUS, WHICH CONTAINS
INFORMATION ABOUT THE FUND AND ITS RISKS. THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, BOTH DATED NOVEMBER 26, 2010, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. FOR FREE PAPER OR ELECTRONIC COPIES OF THE FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND, GO ONLINE AT http://www.fifththirdfunds.com OR CALL 800.282.5706 OR ASK ANY FINANCIAL ADVISOR, BANK, OR BROKER-DEALER WHO OFFERS SHARES OF THE FUND.

INVESTMENT OBJECTIVE
Growth of capital. Income is a secondary objective.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Distribution Arrangements/Sales Charges for the Funds on page 109 of the Fund's Prospectus and, in the Fund's Statement of Additional Information, in Purchasing Shares of the Funds on page 64.

SHAREHOLDER FEES                                                                                                    INSTITUTIONAL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                        CLASS A     CLASS B    CLASS C            SHARES
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
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)     5.00%(1)        None       None              None
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Maximum Deferred Sales Charge (Load) (as a % of offering price)                     None    5.00%(2)   1.00%(3)              None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a % of offering price)                                                       None        None       None              None
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
ANNUAL OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE                                                             INSTITUTIONAL
VALUE OF YOUR INVESTMENT)                                                        CLASS A     CLASS B    CLASS C            SHARES
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
Management Fees                                                                    0.80%       0.80%      0.80%             0.80%
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Distribution/Service (12b-1) Fees                                                  0.25%       1.00%      0.75%              None
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Other Expenses                                                                     0.33%       0.33%      0.58%             0.33%
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Acquired Fund Fees and Expenses                                                    0.01%       0.01%      0.01%             0.01%
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Total Annual Fund Operating Expenses                                               1.39%       2.14%      2.14%             1.14%
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Fee Waiver and/or Expense Reimbursement(4)                                         0.07%       0.07%      0.07%             0.07%
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Total Annual Fund Operating Expenses after Expense Reimbursement                   1.32%       2.07%      2.07%             1.07%
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

1. For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Front-End Sales Charges - Class A Shares" on page 127 of the Fund's Prospectus.
2. 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class
    B shares automatically convert to Class A shares.
3. The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4. Fifth Third Asset Management, Inc., the Fund's Adviser and Administrator, has contractually agreed to waive fees and expenses through November 26, 2011. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expense example assumes that the Adviser's agreement to waive fees and/or reimburse expenses expires on November 26, 2011.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
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
CLASS A SHARES                          $627      $910       $1,214     $2,075
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CLASS B SHARES
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      Assuming Redemption               $710      $962       $1,341     $2,272
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      Assuming No Redemption            $210      $662       $1,141     $2,272
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CLASS C SHARES
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      Assuming Redemption               $310      $662       $1,141     $2,463
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      Assuming No Redemption            $210      $662       $1,141     $2,463
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INSTITUTIONAL SHARES                    $109      $354       $619       $1,375
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

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of growth companies.

The Adviser considers growth companies to be those companies that, in the opinion of the Adviser, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Adviser generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $2 billion.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's or their unrated equivalents.

The Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Adviser believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Adviser uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Adviser uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics.

The Adviser also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Adviser's position weighting; or a company's relative strength falls below the Adviser's target.

The Fund may engage in securities lending.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 1000(R) Growth Index and monitoring risk statistics relative to the Russell 1000(R) Growth Index. The Adviser also relies on intensive research and believes that security selection will be the main source of active risk.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.
DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment to an extent supporting the stock's price even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.
EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

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

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.
INCOME RISK. Decreasing interest rates may cause the Fund's income to decline. INVESTMENT DISCRETION RISK. There is no guarantee that the Adviser's principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund's investment objective, which could have an adverse impact on the Fund's performance.
LARGE AND MEDIUM-SIZED COMPANY RISK. Larger, more established companies tend to operate in mature markets, which present less robust growth prospects. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences. Stocks of medium-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because medium-sized companies generally do not have the financial resources that larger companies have.
MARKET AND REGULATORY RISK. Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.
SECURITIES LENDING RISK. The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

PERFORMANCE
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

   [CHART OF CLASS A TOTAL RETURN PER CALENDAR YEAR]

CALENDAR                             TOTAL RETURN
  YEAR                                PERCENTAGES
--------                             ------------
  2000                                   -4.00%
  2001                                  -13.99
  2002                                  -32.71
  2003                                   31.10
  2004                                   -1.09
  2005                                    5.96
  2006                                    4.67
  2007                                   21.15
  2008                                  -36.99
  2009                                   29.14

                   [END CHART]

BEST QUARTER:                              Q4 2001      19.24%
WORST QUARTER:                             Q4 2008     -22.70%
YEAR TO DATE RETURN (1/1/10 TO 9/30/10):                 0.29%

AVERAGE ANNUAL TOTAL RETURNS                                                 INCEPTION     PAST     PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2009)                                        DATE          YEAR     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (with 5.00% sales charge)                                     1/1/83
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    22.66%    0.77%      -2.86%
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions                                                    22.60%   -0.02%      -3.54%
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of Fund Shares                            14.73%    0.53%      -2.47%
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CLASS B SHARES (with applicable Contingent Deferred Sales Charge)            1/1/83
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    Return Before Taxes                                                                    23.17%    0.71%      -3.10%
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CLASS C SHARES (with applicable Contingent Deferred Sales Charge)            1/1/83
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    28.17%    1.03%      -3.07%
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Institutional Shares                                                         1/1/83
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    Return Before Taxes                                                                    29.40%    2.06%      -2.12%
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RUSSELL 1000(R) GROWTH INDEX (reflects no deductions for
    fees, expenses or taxes)                                                               37.21%    1.63%      -3.99%
------------------------------------------------------------------------------------------------------------------------

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

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

MANAGEMENT
INVESTMENT ADVISER
Fifth Third Asset Management, Inc. ("FTAM")

PORTFOLIO MANAGER
Amy Denn, FTAM Director of Large Cap Growth Strategies, Portfolio Manager of the Fund since November 2006.

The Fifth Third Quality Growth Fund is managed by a team of investment professionals. Amy Denn is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Denn is assisted in managing the Fund by Jon Fisher, CFA, and Mark Demos, CFA. Ms. Denn and Mr. Fisher have served the Fund since November 2006; and Mr. Demos has served the Fund since January 2007.

PURCHASES AND SALES OF FUND SHARES
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

TAX INFORMATION
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

FTP-SP_QG1110

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